Exhibit (10)(g)(iv)

EXECUTION COPY

AMENDMENT NO. 1

This AMENDMENT NO. 1 (this “Amendment”), dated as of October 18, 2010, is entered into by and among South Jersey Industries, Inc. (“Borrower”), the Lenders signatory hereto (the “Lenders”) and JPMorgan Chase Bank, N.A., as a Lender, as Issuing Lender (in such capacity, the “Issuing Lender”), and as Administrative Agent (in such capacity, the “Administrative Agent”).

W I T N E S S E T H:

WHEREAS, Borrower, the Lenders, the Issuing Lender and the Administrative Agent have entered into that certain Letter of Credit Reimbursement Agreement dated as of December 20, 2007 (as amended, restated, supplemented or otherwise modified from time to time, the “Reimbursement Agreement”);

WHEREAS, the Borrower has requested that Letter of Credit No. CTCS-274904 dated as of December 20, 2007 (the “Letter of Credit”) be extended to January 14, 2011, and the Issuing Lender has agreed to such extension; and

WHEREAS, the parties hereto desire to amend the Reimbursement Agreement as set forth below;

NOW THEREFORE, in consideration of the premises herein contained, and for other good and valuable consideration, the receipt of which is hereby acknowledged, the parties hereto hereby agree as follows:

Section 1.1   Defined Terms.  Capitalized terms used and not otherwise defined herein shall have the meanings assigned to such terms in the Reimbursement Agreement.

Section 1.2   Amendments to the Reimbursement Agreement.  Subject to the satisfaction of the conditions precedent set forth in Section 1.4 below, the Reimbursement Agreement is hereby amended as follows:

(a)      The definition of “Applicable Margin” set forth in Section 1.01 of the Reimbursement Agreement is hereby amended to delete the reference therein to “0.55%” and replace it with “1.625%”.

(b)      The definition of “Stated Termination Date” set forth in Section 1.01 of the Reimbursement Agreement is hereby amended to delete the reference therein to “November 1, 2010” and replace it with “January 14, 2011”.

(c)      Each of the parties hereto hereby acknowledges and agrees that, and directs the Issuing Lender to amend the Letter of Credit to provide that, the expiration date currently stated to be November 1, 2010 is extended to January 14, 2011.

Section 1.3   Representations and Warranties.  Borrower represents and warrants to the Administrative Agent and each Lender that:

(a)      The representations and warranties of Borrower set forth in Article V of the Reimbursement Agreement are true, correct and complete in all material respects on the date hereof as if made on and as of the date hereof and there exists no Event of Default or Default on the date hereof, provided that in the case of any representation or warranty in Article V of the Reimbursement Agreement that expressly relates to facts in existence on an earlier date, the reaffirmation thereof under this Section 1.3(a) shall be made as of such earlier date.

(b)      The execution and delivery by Borrower of this Amendment have been duly authorized by proper corporate proceedings of Borrower and this Amendment and the Reimbursement Agreement constitute the legal, valid and binding obligation of Borrower enforceable against Borrower in accordance with their respective terms, except as such enforcement may be limited by applicable bankruptcy, insolvency, reorganization, moratorium or other similar laws of general applicability affecting the enforcement of creditors’ rights generally.

Section 1.4   Conditions Precedent.  This Amendment shall become effective (the “Effective Date”) as of October 19, 2010, upon the receipt by the Administrative Agent of (i) opinion of Cozen O’Connor, outside counsel to Borrower, (ii) a certificate of the secretary of Borrower certifying (a) that there have been no changes in the certificate of incorporation or bylaws of Borrower since December 20, 2007, (b) resolutions of its Board of Directors authorizing the execution, delivery and performance of the Reimbursement Agreement, as modified by this Amendment, and (c) to the extent modified from the incumbency and specimen signatures delivered to the Administrative Agent as of December 20, 2007, the incumbency and specimen signature of each of its officers authorized to sign this Amendment and (iii) duly executed copies of this Amendment from each of Borrower, the Lenders, the Issuing Lender and the Administrative Agent.

Section 1.5   Continuing Effectiveness, Etc.

(a)           Upon the effectiveness of this Amendment, each reference in the Reimbursement Agreement to “this Agreement,” “hereunder,” “hereof,” “herein,” “hereby” or words of like import shall mean and be a reference to the Reimbursement Agreement as modified hereby and each reference to the Reimbursement Agreement in any other document, instrument or agreement executed and/or delivered in connection the Reimbursement Agreement shall mean and be a reference to the Reimbursement Agreement as modified hereby.

(b)           Except as specifically modified hereby, the Reimbursement Agreement and the instruments and agreements executed and/or delivered in connection therewith shall remain in full force and effect and are hereby ratified and confirmed.

Section 1.6   CHOICE OF LAW.  THIS AMENDMENT SHALL BE CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK.

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Section 1.7   Execution in Counterparts.  This Amendment may be executed in any number of counterparts and by different parties hereto in separate counterparts, each of which when so executed shall be deemed to be an original and all of which taken together shall constitute one and the same agreement.

Section 1.8   Successors and Assigns.  This Amendment shall be binding upon Borrower, the Issuing Lender, the Lenders and the Administrative Agent and their respective successors and assigns, and shall inure to the benefit of Borrower, the Issuing Lender, the Lenders and the Administrative Agent and their respective successors and assigns.

Section 1.9   Integration.  This Amendment contains the final and complete integration of all prior expressions by the parties hereto with respect to the subject matter hereof and shall constitute the entire agreement among the parties hereto with respect to the subject matter hereof superseding all prior oral or written understandings.

Section 1.10   Headings.  Section headings in this Amendment are included herein for convenience or reference only and shall not constitute a part of this Amendment for any other purpose.

[signature pages follow]

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IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be executed and delivered by their duly authorized officers as of the date hereof.

SOUTH JERSEY INDUSTRIES, INC.

By:	/s/ Stephen H. Clark

Name: Stephen H. Clark

Title: Treasurer

Signature Page to
Amendment No. 1
South Jersey Industries, Inc. Reimbursement Agreement

JPMORGAN CHASE BANK, N.A., as Administrative Agent, as Issuing Lender and as a Lender

By:	/s/ Nancy R. Barwig

Name: Nancy R. Barwig

Title: Credit Executive

Signature Page to
Amendment No. 1
South Jersey Industries, Inc. Reimbursement Agreement